Filed Pursuant to 497(a)

File No. 333-227116

Rule 482ad

Saratoga Investment Corp. Prices Public Offering of

$17.5 Million of Additional 6.25% Notes Due 2025

NEW YORK, NY, February 1, 2019 – Saratoga Investment Corp. (the “Company”) (NYSE: SAR) today announced that it has priced an underwritten public offering of $17.5 million in aggregate principal amount of additional 6.25% unsecured notes due 2025 (the “Notes”) for aggregate gross proceeds of $17.325 million. The Notes constitute a further issuance of, rank equally in right of payment with, and form a single series with the $40 million in aggregate principal amount of the 6.25% Notes due 2025 that the Company initially issued on August 28, 2018 (the “Existing Notes”). The Notes will mature on August 31, 2025, and may be redeemed in whole or in part at any time or from time to time at Saratoga Investment Corp.’s option on or after August 31, 2021. The notes will bear interest at a rate of 6.25% per year payable quarterly on February 28, May 31, August 31 and November 30 of each year, beginning February 28, 2019.

The offering is expected to close on February 5, 2019, subject to customary closing conditions. The Company has granted the underwriters an option to purchase up to an additional $2.625 million in aggregate principal amount of Notes. The Existing Notes currently trade on the NYSE under the symbol “SAF.” The Company intends to list the additional Notes under the same trading symbol.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE American: LTS), and Compass Point Research & Trading, LLC are acting as the joint book-running managers, and BB&T Capital Markets, a division of BB&T Securities, LLC, is acting as lead manager for the offering.

Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of, the Notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to the Notes was filed and has been declared effective by the Securities and Exchange Commission.

This offering is being made solely by means of a written prospectus and related prospectus supplement forming part of the effective registration statement, which may be obtained from Ladenburg Thalmann, Attn: Syndicate Department, 277 Park Avenue, 26th Floor, New York, NY 10172, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541). The prospectus and related prospectus supplement contain a description of these matters and other important information about the Company and should be read carefully before investing.

About Saratoga Investment Corp.

Saratoga Investment Corp. is a specialty finance company that provides customized financing solutions to U.S. middle-market businesses. The Company invests primarily in senior and unitranche leveraged loans and mezzanine debt, and, to a lesser extent, equity to provide financing for change of ownership transactions, strategic acquisitions, recapitalizations and growth initiatives in partnership with business owners, management teams and financial sponsors. Saratoga Investment Corp.’s objective is to create attractive risk-adjusted returns by generating current income and long-term capital appreciation from its debt and equity investments. Saratoga Investment Corp. has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 and is externally-managed by Saratoga Investment Advisors, LLC, an SEC-registered investment advisor focusing on credit-driven strategies. Saratoga Investment Corp. owns an SBIC-licensed subsidiary and manages a $500 million Collateralized Loan Obligation (CLO) fund. It also owns 100% of the Class F-R-2, G-R-2 and subordinated notes of the CLO. These diverse funding sources, combined with a permanent capital base, enable Saratoga Investment Corp. to provide a broad range of financing solutions.

Forward Looking Statements

Statements included herein may contain “forward-looking statements”. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission. Except as required by law, the Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

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